UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                                                    Date of Report (Date of earliest event reported):  August 4, 2006

BIO SOLUTIONS MANUFACTURING, INC.
(Exact name of registrant as specified in its charter)

New York	0-32131	16-1576984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1161 James Street, Hattiesburg, MS	39401
(Address of principal executive offices)	(Zip Code)

                                                                    Registrant’s telephone number, including area code: (601) 582-4000
_____________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K amends a Current Report on Form 8-K filed on August 10, 2006 with the Securities & Exchange Commission only with respect to Item 4.01 of said report.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

On August 4, 2006, Baum & Company, P.A. resigned as our independent accountants.

The reports of Baum & Company, P.A. on our financial statements for the fiscal years ended October 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant’s reports of Baum & Company, P.A. on our financial statements for the fiscal years ended October 31, 2004 and 2005 stated that we were experiencing difficulty in generating sufficient cash flow to meet our capital requirements and sustain operations, and that these factors raised substantial doubt about our ability to continue as a going concern.

The decision of Baum & Company, P.A. to resign as our independent accountants was neither recommended nor approved by our board of directors, as such decision was made solely by Baum & Company, P.A.

During our fiscal years ended October 31, 2004 and 2005 and the subsequent interim period through August 4, 2006, the date of the resignation of Baum & Company, P.A., we did not have any disagreement with Baum & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During that time, there were no “reportable events” as set forth in Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant’s reports of Baum & Company, P.A. on our financial statements for the fiscal years ended October 31, 2004 and 2005 stated that we were experiencing difficulty in generating sufficient cash flow to meet our capital requirements and sustain operations, and that these factors raised substantial doubt about our ability to continue as a going concern.

We have provided Baum & Company, P.A. with a copy of this disclosure prior to its filing with the Commission. Baum & Company, P.A. has provided a letter to us, dated August 7, 2006 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

.	Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits.

Exhibit
Number Description

16.1 Letter on change in certifying accountant (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO SOLUTIONS MANUFACTURING, INC.
(Registrant)

Date: August 18, 2006	By:	/s/ David S. Bennett
David S. Bennett, President